ACADIA NATIONAL HEALTH SYSTEMS, INC.

Board of Directors' Resolution Authorizing
Increase in Outstanding Common Stock

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. (hereinafter referred to as "ACADIA" or the "Company") do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following action, as of September 8, 1998, and do hereby certify that the following resolution is a true and correct copy of a resolution duly adopted pursuant to a Meeting of the Board of Directors of the Company held on September 9, 1998.

RESOLVED that one hundred thousand (100,000) restricted shares of the Company's Common Stock be issued to FRANK AND MARTHA DEJOHN, in joint tenancy with a right of survivorship, whose collective address is 17 Wilder Street, Keene, New Hampshire, 03431 in connection with the Contract for Sale of Assets executed between the Company and Northeast Medical Business Group, Inc. on September 8, 1998; and that the increase in the outstanding shares of the Company's Common Stock by one hundred thousand (100,000) shares is hereby approved.

The certificate shall bear the following legend:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, the availability of which is to be established to the satisfaction of the Company.


FURTHER RESOLVED, that the officers of the Company be authorized to take any and all actions that may be necessary to carry out the foregoing resolutions.


WITNESS my hand and seal of the Company on this 23rd day of September 1998.


SIGNATURE                    NAME                     TITLE
---------                    ----                     -----

______________________       Paul W. Chute            Chairman,
/s/ Paul W. Chute            95 Park Street           CEO
                             Lewiston, ME 04240


______________________       Jacquelyn J. Magno       Vice President,
/s/ Jacquelyn J. Magno       95 Park Street           Secretary
                             Lewiston, ME 04240


______________________       John Crispin, MD         Member
/s/ John Crispin, MD         C/O ANHS, Inc.
                             95 Park Street
                             Lewiston, ME 04240


______________________       Mark T. Thatcher, Esq.   Member
/s/ Mark T. Thatcher         360 Thames Street
                             Newport, RI 02840